ARTICLES OF MERGER

                                       OF

                        DYCOM ACQUISITION CORPORATION IV,
                               a Utah corporation

                                      INTO

                            NIELS FUGAL SONS COMPANY,
                               a Utah corporation


                                  March 8, 2000


         In accordance with Sections 16-10a-1105 and 16-10a-1107 of the Utah Revised Business Corporation Act (the "URBCA"), NIELS FUGAL SONS COMPANY, a Utah corporation ("FUGAL"), as surviving corporation of a merger with DYCOM ACQUISITION CORPORATION IV, a Utah corporation, hereby declares and certifies as follows:


                                   ARTICLE ONE

                                 Plan of Merger

         The Summary Agreement and Plan of Merger, dated as of February 14, 2000 (the "Plan of Merger"), by and among Dycom Industries, Inc., a Florida corporation ("Acquiror"), Dycom Acquisition Corporation IV, a Utah corporation ("Merger Sub"), FUGAL, and the shareholders of FUGAL, is attached hereto as Exhibit "A" and is incorporated herein by reference.


                                   ARTICLE TWO

                              Shareholder Approval

         The shareholders of each of FUGAL and Merger Sub were required to approve the Plan of Merger. No shareholders were entitled to vote separately in voting groups. The designation, number of outstanding shares, number of votes entitled to be cast, and the total number of votes cast for and against the Plan of Merger were as follows:

     Corporation               Outstanding               Votes                   For                Against
         and                     Shares               Entitled To
     Designation                                        Be Cast
----------------------     -------------------    --------------------    -----------------    -----------------
FUGAL                            25,761                  25,761                25,761                  0
Common Stock

Merger Sub
Common Stock                       100                    100                    100                   0

The number of votes cast for the Plan of Merger was sufficient for approval.


                                  ARTICLE THREE

                                 Effective Time


         Pursuant to Section 16-10a-1105(2), these Articles of Merger shall be effective on the date they are filed with the Division of Corporations and Commercial Code of the State of Utah.






                  [Remainder of page intentionally left blank.]




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



         IN WITNESS WHEREOF, NIELS FUGAL SONS COMPANY hereby certifies to the truth of the facts stated herein and executes and delivers these Articles of Merger this 8th day of March, 2000.



                                                NIELS FUGAL SONS COMPANY



                                                By:  /s/ Guy Fugal
                                                     --------------------------
                                                     Guy Fugal, President








                                 MAILING ADDRESS


         If, upon completion of filing of the above Articles of Merger, the Division elects to send a copy of the Articles of Merger to FUGAL by mail, the address to which the copy should be mailed is:

                            NIELS FUGAL SONS COMPANY
                                  P.O. Box 650
                           Pleasant Grove, Utah 84062
                         Attention: Guy Fugal, President



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



                                    EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER
                                  (Abbreviated)

         A.       Merger of Acquiror Merger Sub into FUGAL.

                  1. Agreement and Plan of Merger. Subject to the terms of an Agreement and Plan of Merger dated as of February 14, 2000, (the "Merger Agreement"), among Dycom Industries, Inc., a Florida corporation ("Acquiror"), Dycom Acquisition Corporation IV, a Utah corporation ("Merger Sub"), NIELS FUGAL SONS COMPANY, a Utah corporation ("FUGAL"), and the shareholders of FUGAL ("Shareholders"), Merger Sub shall be merged with and into FUGAL (the "Merger").

                  2. Effective Time of the Merger. The Merger shall become effective on the date that the Articles of Merger are duly filed with the Division of Corporations and Commercial Code of the State of Utah (the "Effective Time").

                  3. Surviving Corporation. At the Effective Time, Merger Sub shall be merged with and into FUGAL and the separate corporate existence of Merger Sub shall thereupon cease. FUGAL shall be the surviving corporation (the "Surviving Corporation") in the Merger and shall continue its existence under the provisions of the Utah Revised Business Corporation Act (the "Act").

         B.       Effect of the Merger; Additional Actions.

                  1. Effects. The Merger shall have the effects set forth in the Act.

                  2. Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of the Merger Agreement and to vest FUGAL as the Surviving Corporation, with full right, title and possession to all assets, property, rights, privileges and powers of Merger Sub, the officers and directors of Merger Sub and FUGAL are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary actions.

                  3. Articles of Incorporation of Surviving Corporation. The Articles of Incorporation of FUGAL shall be the Articles of Incorporation of the Surviving Corporation, as amended and restated in Exhibit 1, attached hereto and made a part hereof.



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



                  4. Bylaws of Surviving Corporation. The Bylaws of Merger Sub as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation on and after the Effective Time and thereafter may be amended in accordance with the terms thereof, the Articles of Incorporation of the surviving corporation, and applicable law.

         C. Conversion of Shares. At the Effective Time, all shares of common stock, no par value, of FUGAL by reason of the Merger provided for hereunder and without any action on the part of the holder thereof, shall be converted into the right to receive 2,726,210 shares of common stock, $.33 1/3 par value per share, of Acquiror (the "Acquiror Stock"). All such shares of FUGAL common stock by virtue of the Merger and without any action on the part of the holder thereof, shall no longer be outstanding and shall be canceled and retired and shall cease to exist, and each shareholder of FUGAL shall thereafter cease to have any rights with respect to such shares of FUGAL common stock, except the right to receive the Acquiror Stock.

         No fractional shares of Acquiror Stock shall be issued as a result of the Merger. The number of shares each shareholder is entitled to receive shall be rounded to the nearest whole number.

         As of the Effective Time, each share of common stock of Merger Sub, by reason of the Merger provided for hereunder, and without any action on the part of Acquiror, the holder thereof, shall be converted into the right to receive one share of common stock of Acquiror. All such shares of Merger Sub common stock, by virtue of the Merger, and without any action on the part of the holder thereof, shall no longer be outstanding and shall be canceled and retired and shall cease to exist, and Acquiror shall cease to have any rights with respect to such shares of Merger Sub common stock.



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



                                    EXHIBIT 1

                  AMENDED AND RESTATED ARTICLES OF INCOPORATION
                           OF NIELS FUGAL SONS COMPANY











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



                          ARTICLES OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                            NIELS FUGAL SONS COMPANY

         The undersigned, Guy Fugal, being a duly appointed officer and director of Niels Fugal Sons Company, a Utah corporation (the "Corporation"), hereby certifies the following:

         1. The Articles of Incorporation of the Corporation have been amended and restated in their entirety to read as follows:



                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION

                                       OF

                            NIELS FUGAL SONS COMPANY



                                    ARTICLE I

                                      Name

                  The name of the corporation is Niels Fugal Sons Company (the "Corporation").


                                   ARTICLE II

                     Registered Office and Registered Agent

                  The address of the registered office of the Corporation in the State of Utah is One Utah Center, 201 South Main Street, Salt Lake City, Utah 84111. The name of the registered agent of the Corporation at such address is Corporation Service Company.




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



                                   ARTICLE III

                                Corporate Purpose

                  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Utah Revised Business Corporation Act of the State of Utah (the "URBCA").


                                   ARTICLE IV

                                  Capital Stock

                  (1) The total number of shares of all classes of stock that the Corporation shall have authority to issue is 1,000, all of which shall be shares of Common Stock and of the same class, and without par value.

                  (2) No holder of any of the shares of any class of the Corporation shall be entitled as of right to subscribe for, purchase or otherwise acquire any shares of any class of the Corporation which the Corporation proposes to issue or any rights or options which the Corporation proposes to grant for the purchase of shares of any class of the Corporation or for the purchase of any shares, bonds, securities or obligations of the Corporation which are convertible into or exchangeable for, or which carry any rights to subscribe for, purchase or otherwise acquire shares of any class of the Corporation; and any and all of such shares, bonds, securities or obligations of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued if the same have been reacquired and if their reissue is not prohibited, and any and all of such rights and options may be granted by the Board of Directors to such individuals and entities, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder.


                                    ARTICLE V

                                    Directors

                  (1) Elections of directors of the Corporation need not be by written ballot, except and to the extent provided in the By-laws of the Corporation.

                  (2) To the fullest extent permitted by the URBCA as it now exists and as it may hereafter be amended, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.




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





                                   ARTICLE VI

                Indemnification of Directors, Officers and Others

                  (1) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

                  (2) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

                  (3) To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections (1) and (2) of this
Article VI, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.


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                  (4) Any indemnification under Sections (1) and (2) of this
Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in such Sections (1) and (2). Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (b) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (c) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (d) by the stockholders of the Corporation.

                  (5) Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation authorized in this Article VI. Such expenses (including attorneys' fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

                  (6) The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

                  (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of Section 16-10a-902 of the URBCA.

                  (8) For purposes of this Article VI, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VI with


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



respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

                  (9) For purposes of this Article VI, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VI.

                  (10) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.


                                   ARTICLE VII

                                    Duration

               The duration of the Corporation shall be perpetual.


                                  ARTICLE VIII

                                     By-Laws

                  The directors of the Corporation shall have the power to adopt, amend or repeal by-laws.

                                   ARTICLE IX

                                    Amendment

                  The Corporation reserves the right to amend, alter, change or repeal any provision of these Articles of Incorporation, in the manner now or hereafter prescribed by law, and all rights conferred on stockholders in these Articles of Incorporation are subject to this reservation.


                     [End of Amended and Restated Articles]


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




         2. This Amended and Restated Articles of Incorporation (this "Amendment") was approved by the Board of Directors of the Corporation by unanimous written consent dated February 14, 2000 and submitted to the shareholders of the Corporation for their approval. The Corporation has 25,761 shares of outstanding Common Stock entitled to vote on this Amendment. No shareholders were entitled to vote separately in voting groups. The total number of votes cast for the Amendment was 25,761, and no shares were voted against the Amendment.

         IN WITNESS WHEREOF, the undersigned has executed these Amended and Restated Articles of Incorporation as of the 8th day of March, 2000.

                                           NIELS FUGAL SONS COMPANY


                                           By /s/ Guy Fugal
                                              -------------------------------
                                              Guy Fugal, President


                  The appointment of the undersigned as registered agent of the Corporation is hereby accepted:

                                           CORPORATION SERVICE COMPANY


                                           By /s/ Vickie Schreiber
                                              -------------------------------
                                              Vickie Schreiber, Asst. V.P.
                                              Dated March 8, 2000



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